SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21839 Atlantic Boulevard, Dulles, Virginia 20166

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 406-5000

This Report on Form 8-K is incorporated by reference into Orbital Sciences Corporation’s Registration Statements on Form S-3, as amended, File No. 333-59402 and File No. 333-101329.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Orbital Sciences Corporation Press Release

Item 12.      Results of Operations and Financial Condition.

     On April 24, 2003, Orbital Sciences Corporation announced its consolidated financial results for the first quarter ended March 31, 2003. A copy of the company’s press release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)

By:	/s/ Garrett E. Pierce

Garrett E. Pierce Vice Chairman and Chief Financial Officer

Date: April 24, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Orbital Sciences Corporation Press Release